UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BLACK DIAMOND THERAPEUTICS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! BLACK DIAMOND THERAPEUTICS, INC. Virtually at: www.virtualshareholdermeeting.com/BDTX2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D83432-P71460 2022 Annual Meeting of Stockholders To be Held Online on June 7, 2022 Vote by June 6, 2022 11:59 PM EDT Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 7, 2022. You invested in BLACK DIAMOND THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Vote Virtually at the Annual Meeting* June 7, 2022 9:30 AM EDT Get informed before you vote View the Notice, Proxy Statement and 2021 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future annual meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free from the U.S., U.S. territories and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. BLACK DIAMOND THERAPEUTICS, INC. ONE MAIN STREET, 10TH FLOOR CAMBRIDGE, MA 02142

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D83433-P71460 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters. 01) Ali Behbahani 02) Garry E. Menzel 03) Samarth Kulkarni 1. Election of Class II Directors Nominees: 2. To ratify the appointment of PricewaterhouseCoopers LLP as Black Diamond Therapeutics, Inc.’s independent registered accounting firm for the fiscal year ending December 31, 2022. NOTE: The Board of Directors will consider and act upon any other business that may properly come before the upcoming stockholder meeting or any adjournment or postponement thereof. For For